AMENDMENT TO AMENDED AND RESTATED
                     REVOLVING CREDIT AGREEMENT AND CONSENT

         AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT AND CONSENT, dated as of May 31, 2000, among FOSTER WHEELER CORPORATION (herein referred to as the "BORROWER"), the guarantors party hereto (the "GUARANTORS"), the lenders party hereto (each a "LENDER" and collectively, the "LENDERS"), BANK OF AMERICA, N. A., in its capacity as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), and FIRST UNION NATIONAL BANK, as Syndication Agent and ABN AMRO BANK N.V., as Documentation Agent.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent are parties to that certain Amended and Restated Revolving Credit Agreement, dated as of December 1, 1999 (the "CREDIT AGREEMENT"); and

         WHEREAS, the Borrower, the Guarantors, certain of the lenders party thereto, the Administrative Agent, the Syndication Agent and the Documentation Agent are parties to that certain Amended and Restated Short Term Revolving Credit Agreement, dated as of December 1, 1999 (the "SHORT TERM CREDIT AGREEMENT")

         WHEREAS, the Borrower and the Guarantors have requested that the Credit Agreement be amended in certain respects; and

         WHEREAS, the undersigned Lenders and the Agents party hereto are willing to so amend the Credit Agreement and consent to certain actions relating to the Short Term Credit Agreement, subject to the terms and conditions hereinafter set forth;

         NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound thereby, covenant and agree as follows:

         1. GENERAL. All terms used herein which are not otherwise specifically defined herein shall have the same meaning herein as defined in the Credit Agreement as further amended hereby.

         2. PAYMENTS GENERALLY; INTEREST ON OVERDUE AMOUNTS. Section 2.15 of the Credit Agreement shall be and is hereby amended by adding in the appropriate alphabetical order a new subsection as follows:

                  "(c) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Lenders hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the





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                  Borrower has made such payment in full to the Administrative
                  Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that the Borrower shall not have so made such payment, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Effective Rate."

         3. ASSIGNMENTS. Section 10.14 of the Credit Agreement shall be and is hereby amended by deleting the language of subsection (c)(v) thereto and inserting the following language in its place:

                  "to the extent the Other Credit Agreement is in effect, the assigning Lender, to the extent such Lender has a commitment under the Other Credit Agreement, shall assign the same percentage of its "Commitment" under the Other Credit Agreement concurrently with such assignment."

          4. CONSENT. In anticipation of the Borrower requesting that the lenders party to the Short Term Credit Agreement increase the Total Revolving Credit Commitment (as defined in the Short Term Credit Agreement) by adding additional lenders only to the Short Term Credit Agreement and after such addition the aggregate Total Revolving Credit Commitment (as defined in the Short Term Credit Agreement) shall not exceed $90,000,000, the undersigned Lenders hereby acknowledge and consent to such increase.

          5. REPRESENTATIONS. In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Lenders that as of the date hereof the representations and warranties set forth in Article III of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 3.06 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Lenders) and the Borrower is in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

          6. EFFECTIVENESS. This Amendment shall become effective (i) when it shall be executed by the Borrower and the Required Lenders, (ii) each Guarantor shall have executed and delivered to the Lenders their consent to this Amendment in the form set forth below and (iii) the Administrative Agent shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Administrative Agent or its counsel may reasonably request This Amendment may be executed in separate counterparts, all of which taken together shall constitute one and the same instrument. This agreement shall be construed and determined in

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accordance with the laws of the State of New York. Except as herein specifically amended, the Credit Agreement shall be and remain in full force and effect and wherever reference is made in any note, document, letter or other communication to the Credit Agreement, such reference shall, without more, be deemed to refer to the Credit Agreement as amended hereby. The consent provided in paragraph 4 hereof shall be limited specifically as provided for therein and this Amendment and Consent shall not constitute a consent to any other transaction nor shall it be a waiver or modification of any other term, provision or condition of the Credit Agreement or waiver of any Default or Event of Default except as expressly set forth herein and shall not prejudice or be deemed to prejudice any right that the Agent or any Lender may now have or may have in the future under the Credit Agreement.


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







         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Agreement as of the date first above written.

ATTEST:                          FOSTER WHEELER CORPORATION, as Borrower


By___________________________    By
    Title:                              Title:

                                 FOSTER WHEELER USA CORPORATION, as Guarantor


                                 By
                                        Title:

                                 FOSTER WHEELER ENERGY INTERNATIONAL, INC., as Guarantor


                                 By
                                        Title:

                                 FOSTER WHEELER ENERGY CORPORATION, as Guarantor


                                 By
                                        Title:

                                 BANK OF AMERICA, N.A., individually and as
                                 Administrative Agent


                                 By
                                        Title:


                                 FIRST UNION NATIONAL BANK, individually and as Syndication Agent


                                 By
                                        Title:



                                 ABN AMRO BANK N.V., individually and as
                                 Documentation Agent


                                 By
                                        Title:


                                 By
                                        Title:



                                 TORONTO DOMINION (TEXAS),  INC.

                                 By
                                        Title:



                                 NATIONAL WESTMINSTER BANK PLC, NEW YORK BRANCH


                                 By
                                        Title:

                                 NATIONAL WESTMINSTER BANK PLC, NASSAU BRANCH


                                 BY
                                        Title:



                                 THE BANK OF NOVA SCOTIA


                                 By
                                        Title:



                                 BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                 By
                                        Title:



                                 CITIBANK, N.A.


                                 By
                                        Title:



                                 DEUTSCHE BANK AG, NEW YORK BRANCH
                                 a/o CAYMAN ISLANDS BRANCH


                                 By
                                        Title:


                                 By
                                        Title:

                                 PARIBAS


                                 By
                                        Title:



                                 PNC BANK, NATIONAL ASSOCIATION


                                 By
                                        Title:



                                 SOCIETE GENERALE, NEW YORK BRANCH


                                 By
                                        Title:



                                 STANDARD CHARTERED BANK


                                 By
                                        Title:

                     GUARANTORS' ACKNOWLEDGEMENT AND CONSENT


         The undersigned, Foster Wheeler USA Corporation, Foster Wheeler Energy International, Inc. and Foster Wheeler Energy Corporation, heretofore, under
Article IX of the Credit Agreement, guaranteed any and all of the Guaranteed Obligations to the Creditors. The undersigned hereby consent to the Amendment to the Credit Agreement as set forth above and confirm that all of the undersigneds' obligations under the Credit Agreement remain in full force and effect. The undersigned further agree that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Credit Agreement.

                                 FOSTER WHEELER USA CORPORATION, as Guarantor

                                 By
                                        Title:



                                 FOSTER WHEELER ENERGY INTERNATIONAL, INC., as Guarantor

                                 By
                                        Title:



                                 FOSTER WHEELER ENERGY CORPORATION, as Guarantor

                                 By
                                        Title: